July 11, 2016

DREYFUS INSTITUTIONAL PREFERRED

TREASURY SECURITIES MONEY MARKET FUND

-Premier Shares

Supplement to Statutory Prospectus dated September 1, 2015, as Revised March 1, 2016

The following will replace the table in the section entitled "Financial Highlights":

	Year Ended April 30,
Premier Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income--net [a]	.000	.000	.000	.000	.000
Distributions:
Dividends from investment income--net [a]	(.000)	(.000)	(.000)	(.000)	(.000)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)[b]	.00	.00	.00	.00	.00
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.46	.48	.47	.47	.45
Ratio of net expenses to average net assets	.03	.04	.09	.04	.14
Ratio of net investment income to average net assets[b]	.00	.00	.00	.00	.00
Net Assets, end of period ($ x 1,000)	89,169	112,570	177,413	208,335	231,178
[a]Amount represents less than $.001 per share.
[b]Amount represents less than .01%.

0467S0716